UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM
8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) December 23, 2020

APARTMENT INVESTMENT AND MANAGEMENT COMPANY
AIMCO OP L.P.
(Exact name of registrant as specified in its charter)

MARYLAND (Apartment Investment and Management Company)	1-13232	84-1259577
DELAWARE (Aimco OP L.P.)	0-56223	85-2460835
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
4582 SOUTH ULSTER STREET
SUITE 1450, DENVER, CO 80237
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (303)
224-7900
NOT APPLICABLE
(Former name or Former Address, if changed since last report)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Aimco Investment and Management Company Class A Common Stock	AIV	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the exchange act.  ☐

ITEM 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
On December 23, 2020, a joint venture (the “Upton Joint Venture”) between certain consolidated subsidiaries of Apartment Investment and Management Company, a Maryland corporation and the Donohoe Companies entered into a construction loan agreement with Bank OZK (the “Lender”). Under the terms of the construction loan agreement, the Lender will provide a construction loan to the Upton Joint Venture of up to $174,200,000 (the “Construction Loan”) to construct a mixed-use
development containing 689 apartment homes and approximately 100,000 square feet of retail space on a development site in upper-northwest Washington, D.C. (the “Development Site”).
The Construction Loan is secured by the Upton Joint Venture’s
99-year
leasehold interest in the Development Site and by improvements to be constructed on the Development Site. Interest will accrue on the Construction Loan only when the funds are drawn upon. Funds drawn upon will bear interest at a rate equal to one (1) month LIBOR (“LIBOR”) plus 450 basis points subject to (a) a LIBOR floor rate equal to the greater of (i) 0.25% or (ii) LIBOR on the date of Construction Loan closing and (b) a minimum all-in
per annum interest rate of 4.75% . The initial term of the Construction Loan is fifty-four (54) months, beginning December 23, 2020. The Upton Joint Venture has the option to extend the term for two (2) additional periods of one (1) year each, subject to the satisfaction of certain events and covenant metrics.
The Upton Joint Venture has the right to prepay the Construction Loan at any time. However, at the time of prepayment, the Upton Joint Venture will be required to pay the Lender an amount equal to the positive difference (if any) between (i) $8,900,000 and (ii) the amount of interest previously accrued. The Construction Loan also contains customary representations and warranties, affirmative and negative covenants, and events of default. The Donohoe Companies is providing guarantees under the Construction Loan typical of this type of financing.

ITEM 9.01.	Financial Statements and Exhibits.
(d)     The following exhibits are filed with this report:

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
Dated: December 28, 2020

APARTMENT INVESTMENT AND MANAGEMENT COMPANY

/s/ Wes Powell
Wes Powell
Chief Executive Officer

AIMCO OP L.P.
By:Aimco OP GP, LLC, its general partner By:Apartment Investment and Management Company, its managing member

/s/ Wes Powell
Wes Powell
Chief Executive Officer